SUPPLEMENT DATED MAY 18, 2016 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 30, 2015 FOR BPV HIGH QUALITY SHORT DURATION INCOME FUND (the “Fund”),
a series of BPV Family of Funds (the “Trust”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated November 30, 2015. Please keep this supplement for future reference.

•	The text that follows the “MANAGEMENT OF THE FUND” heading on page 5 of the Prospectus should be replaced with the following:

BPV Capital Management, LLC is the Fund’s Adviser. The Adviser is responsible for managing the Fund’s investments.

Thomas Fant and Francisco Javier Perez are the Fund’s portfolio managers.

•	The text that follows the “PORTFOLIO MANAGERS” heading on page 9 of the Prospectus should be replaced with the following:

Thomas Fant and Francisco Javier Perez are the Fund’s portfolio managers. Mr. Fant has worked at the Adviser as a Senior Portfolio Manager since 2015. Mr. Perez has worked at the Adviser as a Portfolio Manager since 2015. Prior to joining the Adviser, both Mr. Fant and Mr. Perez worked for more than five years at Cain Brothers Asset Management, LLC, which was acquired by the Adviser in 2015. During that time, Mr. Fant was a Portfolio Manager and Mr. Perez was the Head of Investment Operations before becoming an Assistant Portfolio Manager.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s SAI.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement for the Fund will be available in the Fund’s first annual report, which will be for the period ending March 31, 2016. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

•	The text that follows the “Portfolio Managers” caption on page 27 of the SAI should be replaced with the following:

The Portfolio Managers, Thomas Fant and Francisco Javier Perez, are responsible for the day to day management of the Fund.

•	The text and table that follow the “Other Accounts” caption on page 27 of the SAI should be replaced with the following:
In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of March 31, 2016:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas Fant	1*	$22,575,060	0	$0	52	$1,010,542,269
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Francisco Javier Perez	1*	$22,575,060	0	$0	52	$1,010,542,269
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0

*	Includes the Fund

Investors Should Retain This Supplement for Future Reference